UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2022

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA
President and Chief Executive Officer

November 30, 2022

II	Western Asset Macro Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities, it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a subadviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the subadvisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in securities of issuers in emerging markets and up to 50% in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase (commonly known as “junk bonds” or “high yield” securities). The Fund may also invest, at the time or purchase, up to 50% of the Fund’s net assets in unhedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund considers a country to be an emerging market if, at the time of investment, it is represented in the JP Morgan Emerging Market Bond Index Globali or the JP Morgan Corporate Emerging Market Bond Index Broadii or categorized by the World Bank in its annual categorization as middle- or low-income.

The Fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the Fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; and (ii) other than as described above, no more than 5% of the Fund’s net assets may be invested in the obligations of any single issuer, excluding investments in commingled investment vehicles.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), other options (including options on credit default swaps and options

Western Asset Macro Opportunities Fund 2022 Annual Report	1

Fund overview (cont’d)

on currency forwards, futures and swaps), other futures, swaps, forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

Non-dollar securities may be held on a currency-hedged or -unhedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended October 31, 2022. The market’s decline was driven by a number of factors, including rising inflation and interest rates, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to aggressively raise interest rates in March 2022. Over the next seven months the central bank hiked rates an additional four times, bringing the federal funds rate to a range between 3.00% and 3.25%, the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.48% and ended the period at 4.51%. The low of 0.39% occurred on November 5, 2021, and the peak of 4.62% took place on October 20, 2022. The yield for the ten-year Treasury note began the reporting period at 1.55% and ended the period at 4.10%. The low of 1.35% occurred on December 3, 2021, and the peak of 4.25% took place on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexiii returned -15.68% for the twelve months ended October 31, 2022. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, also produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JP Morgan Emerging Markets Bond Index Global returned -11.76% and -22.21%, respectively.

Q. How did we respond to these changing market conditions?

A. At the beginning of 2022, we considered the number of rate hikes priced into the market over the subsequent twenty-four months. The Fund’s view was that the pricing was overly pessimistic, and we maintained a significant long-duration position in the two-year key rate which was where most of the losses initially occurred. As the year progressed and the Fed greatly upped the pace of its rate hikes, our view has been that this greatly increased the

2	Western Asset Macro Opportunities Fund 2022 Annual Report

possibility/probability of multiple quarters of negative growth for 2023. In recognizing the increased possibility of recession, we moved much of the front-end duration to the back-end of the curve for a more defensive position.

Other adjustments to the portfolio included increasing the Fund’s allocations to investment-grade and high-yield credit and closing out its short Italian Treasury position. From a currency perspective, we added to Australian dollar exposure, closed the short Taiwanese dollar position, added a long South African rand position and moved the Fund’s short Norwegian krone position to a small, long exposure. In contrast, we reduced our Russian ruble exposure, moved the Fund’s long Chinese yuan position to a short offshore Chinese yuan position, and moved the Fund’s long Colombian peso and euro positions to short ones. We also moved the Fund’s long Indian rupee and South Korean won positions to flat.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar, Secured Overnight Financing Rate (SOFR), Fed Fund, Euribor and Sterling Overnight Index Average (SONIA) futures, U.S., German, U.K., Italian, Australian and Japanese Treasury futures, options on Eurodollar and Euribor futures, U.S. and German Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curve positioning. Interest rate derivatives exhibited negative performance, but the use of these instruments enhanced the overall liquidity of the Fund. Currency forwards, futures and options were utilized to manage the Fund’s currency positioning and, in aggregate, contributed to performance.

Performance review

For the twelve months ended October 31, 2022, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned -26.70%. The Fund’s unmanaged benchmarks, the ICE BofA 3-Month U.S. Treasury Bill Index1,v and the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Indexvi, returned 0.78% and 0.64%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Averagevii returned -9.85% over the same time frame.

Performance Snapshot as of October 31, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	-7.93%	-26.70%
Class C	-8.30%	-27.24%
Class FI	-7.94%	-26.71%
Class I	-7.80%	-26.50%
Class IS	-7.78%	-26.43%
ICE BofA 3-Month U.S. Treasury Bill Index	0.71%	0.78%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.69%	0.64%
Lipper Alternative Credit Focus Funds Category Average	-4.94%	-9.85%

[1]	Effective March 1, 2022, the ICE BofA 3-Month U.S. Treasury Bill Index replaced the ICE BofA U.S. Dollar 3-Month Deposit Offered Constant Maturity Index as the Fund’s benchmark.

Western Asset Macro Opportunities Fund 2022 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2022 for Class A, Class C, Class FI, Class I and Class IS shares were 4.99%, 4.49%, 5.40%, 5.62% and 5.45%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.57%, 2.27%, 1.60%, 1.30% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its short German duration exposure, as rates moved higher across the yield curve. Elsewhere, although overall foreign exchange positioning was a net detractor, short euro, as well as short offshore Chinese yuan, Taiwanese dollar and Colombian peso exposures in particular were rewarded, as all of these currencies weakened versus the U.S. dollar. The Fund’s Brazilian real exposure was also additive for returns, as the currency strengthened versus the U.S. dollar.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s absolute performance during the reporting period was its duration/yield curve positioning. This was driven by overall long U.S. duration exposure as rates moved higher across the yield curve. The Fund’s emerging markets exposure, in particular its allocation to Russian debt and currency, was a detractor. Japanese yen exposure was also negative as the currency weakened versus the U.S. dollar. The Fund’s investment-grade and high-yield corporate bond allocations, mainly to consumer

4	Western Asset Macro Opportunities Fund 2022 Annual Report

non-cyclicals2, financials, consumer cyclicals3 and capital goods, were also headwinds for performance. Finally, an allocation to collateralized loan obligations slightly detracted from returns.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

November 17, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and the possibility of loss. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund is non-diversified, which means it may invest its assets in a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 48 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2022 were: sovereign bonds (34.3%),

[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

[3]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

Western Asset Macro Opportunities Fund 2022 Annual Report	5

Fund overview (cont’d)

corporate bonds & notes (30.2%), collateralized mortgage obligations (7.6%), asset-backed securities (7.6%) and U.S. government & agency obligations (2.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The JP Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JP Morgan Corporate Emerging Markets Bond Index Broad tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iii	The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

vi	ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

vii	Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 98 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Macro Opportunities Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and October 31, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2022 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2022 and held for the six months ended October 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.93%	$1,000.00	$920.70	1.58%	$7.65	Class A	5.00%	$1,000.00	$1,017.24	1.58%	$8.03
Class C	-8.30	1,000.00	917.00	2.30	11.11	Class C	5.00	1,000.00	1,013.61	2.30	11.67
Class FI	-7.94	1,000.00	920.60	1.59	7.70	Class FI	5.00	1,000.00	1,017.19	1.59	8.08
Class I	-7.80	1,000.00	922.00	1.29	6.25	Class I	5.00	1,000.00	1,018.70	1.29	6.56
Class IS	-7.78	1,000.00	922.20	1.29	6.25	Class IS	5.00	1,000.00	1,018.70	1.29	6.56

8	Western Asset Macro Opportunities Fund 2022 Annual Report

[1]	For the six months ended October 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2022 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/22	-26.70%	-27.24%	-26.71%	-26.50%	-26.43%
Five Years Ended 10/31/22	-2.91	-3.59	-2.93	-2.62	-2.54
Inception* through 10/31/22	1.87	1.15	1.83	2.14	2.23

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/22	-29.83%	-27.96%	-26.71%	-26.50%	-26.43%
Five Years Ended 10/31/22	-3.74	-3.59	-2.93	-2.62	-2.54
Inception* through 10/31/22	1.40	1.15	1.83	2.14	2.23

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/22)	18.56%
Class C (Inception date of 8/30/13 through 10/31/22)	11.04
Class FI (Inception date of 8/30/13 through 10/31/22)	18.14
Class I (Inception date of 8/30/13 through 10/31/22)	21.47
Class IS (Inception date of 8/30/13 through 10/31/22)	22.46

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

10	Western Asset Macro Opportunities Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. ICE BofA 3-Month U.S. Treasury Bill Index‡ and ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — August 30, 2013 - October 31, 2022

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. ICE BofA 3-Month U.S. Treasury Bill Index‡ and ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index† — August 30, 2013 - October 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In

Western Asset Macro Opportunities Fund 2022 Annual Report	11

Fund performance (unaudited) (cont’d)

the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month Deposit Offered Constant Maturity Index (together, the “Indices”). The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective March 1, 2022, the ICE BofA 3-Month U.S. Treasury Bill Index replaced the ICE BofA U.S. Dollar 3-Month Deposit Offered Constant Maturity Index as the Fund’s benchmark.

12	Western Asset Macro Opportunities Fund 2022 Annual Report

Schedule of investments

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 34.3%
Angola — 0.2%
Angolan Government International Bond, Senior Notes	8.250%	5/9/28	700,000		$592,025	(a)
Angolan Government International Bond, Senior Notes	8.750%	4/14/32	400,000		323,956	(b)
Total Angola					915,981
Argentina — 1.2%
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	6,867,393		1,464,653
Argentine Republic Government International Bond, Senior Notes, Step bond (3.875% to 7/9/23 then 4.250%)	3.875%	1/9/38	2,874,178		750,843
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	4,186,322		1,276,395	(b)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	700,000		535,500	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	824,492		630,736	(b)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	2,600,000		1,612,520	(b)
Provincia de Cordoba, Senior Notes (6.875% PIK)	6.875%	2/1/29	1,034,131		592,660	(b)(c)
Total Argentina					6,863,307
Australia — 0.7%
Australia Government Bond, Senior Notes	2.750%	5/21/41	4,020,000	AUD	2,120,580	(a)
Australia Government Bond, Senior Notes	3.000%	3/21/47	3,450,000	AUD	1,831,514	(a)
Total Australia					3,952,094
Brazil — 2.8%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	13,552,000	BRL	2,491,794
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	38,024,000	BRL	6,707,919

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	13

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	1,430,000		$1,394,004
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	8,000,000		5,770,446
Total Brazil					16,364,163
China — 6.3%
China Government Bond	3.290%	5/23/29	160,000,000	CNY	22,883,293
China Government Bond	3.390%	3/16/50	32,230,000	CNY	4,605,132
China Government Bond, Senior Notes	4.000%	5/22/24	2,000,000	CNH	278,872	(a)
China Government Bond, Senior Notes	3.380%	11/21/24	11,000,000	CNH	1,526,211	(a)
China Government Bond, Senior Notes	3.390%	5/21/25	9,000,000	CNH	1,249,626	(a)
China Government Bond, Senior Notes	3.310%	11/30/25	10,500,000	CNH	1,459,822	(a)
China Government Bond, Senior Notes	3.480%	6/29/27	23,500,000	CNH	3,310,749	(a)
China Government Bond, Senior Notes	3.600%	6/27/28	2,000,000	CNH	284,274	(a)
China Government Bond, Senior Notes	4.290%	5/22/29	5,000,000	CNH	742,945	(a)
Total China					36,340,924
Dominican Republic — 0.3%
Dominican Republic International Bond, Senior Notes	5.875%	1/30/60	2,110,000		1,396,310	(b)
Egypt — 0.3%
Egypt Government Bond	18.400%	5/30/24	3,500,000	EGP	142,041
Egypt Government International Bond, Senior Notes	5.250%	10/6/25	1,490,000		1,244,589	(a)
Total Egypt					1,386,630
Gabon — 0.5%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	3,690,000		2,594,255	(b)
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	320,000		101,395	(b)

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Ghana — continued
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	670,000		$440,502	(b)
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	910,000		265,169	(b)
Total Ghana					807,066
Indonesia — 8.6%
Indonesia Treasury Bond	8.375%	9/15/26	3,507,000,000	IDR	233,478
Indonesia Treasury Bond	7.000%	5/15/27	174,294,000,000	IDR	11,075,477
Indonesia Treasury Bond	8.250%	5/15/29	258,401,000,000	IDR	17,268,095
Indonesia Treasury Bond	6.500%	2/15/31	143,819,000,000	IDR	8,623,423
Indonesia Treasury Bond	8.375%	3/15/34	132,689,000,000	IDR	8,995,119
Indonesia Treasury Bond	8.250%	5/15/36	45,190,000,000	IDR	3,017,380
Indonesia Treasury Bond	8.375%	4/15/39	6,456,000,000	IDR	438,106
Indonesia Treasury Bond	7.375%	5/15/48	576,000,000	IDR	36,050
Total Indonesia					49,687,128
Ivory Coast — 0.8%
Ivory Coast Government International Bond, Senior Notes	4.875%	1/30/32	2,150,000	EUR	1,498,386	(b)
Ivory Coast Government International Bond, Senior Notes	5.750%	12/31/32	382,436		339,541	(a)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,420,000		1,114,623	(a)
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	2,150,000		1,687,634	(b)
Total Ivory Coast					4,640,184
Kenya — 0.2%
Republic of Kenya Government International Bond, Senior Notes	7.250%	2/28/28	1,600,000		1,216,614	(a)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	1,370,000		1,309,142	(b)
Mexico — 5.0%
Mexican Bonos, Bonds	8.000%	11/7/47	163,030,000	MXN	6,745,453
Mexican Bonos, Senior Notes	7.750%	11/13/42	547,995,400	MXN	22,328,709
Total Mexico					29,074,162
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.125%	9/28/28	1,080,000		715,804	(a)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	15

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Poland — 3.2%
Republic of Poland Government Bond	1.750%	4/25/32	154,000,000	PLN	$18,688,318
Russia — 3.4%
Russian Federal Bond — OFZ	8.150%	2/3/27	548,657,000	RUB	4,421,088	*(d)
Russian Federal Bond — OFZ	7.650%	4/10/30	321,260,000	RUB	2,588,719	*(d)
Russian Federal Bond — OFZ	7.700%	3/23/33	437,180,000	RUB	3,522,804	*(d)
Russian Federal Bond — OFZ	7.250%	5/10/34	935,800,000	RUB	7,540,693	*(d)
Russian Federal Bond — OFZ	7.700%	3/16/39	184,462,000	RUB	1,486,398	*(d)
Total Russia					19,559,702
Supranational — 0.4%
European Bank for Reconstruction & Development, Senior Notes	5.000%	10/6/26	38,012,000,000	IDR	2,261,309
Zambia — 0.0%††
Zambia Government International Bond, Senior Notes	8.500%	4/14/24	550,000		222,767	(b)
Total Sovereign Bonds (Cost — $244,755,635)					197,995,860
Corporate Bonds & Notes — 30.2%
Communication Services — 2.0%
Diversified Telecommunication Services — 0.3%
Altice France SA, Senior Secured Notes	5.500%	1/15/28	2,250,000		1,783,552	(b)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	200,000		152,885	(b)
Total Diversified Telecommunication Services					1,936,437
Entertainment — 0.2%
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	790,000		552,714	(b)
Warnermedia Holdings Inc., Senior Notes	5.391%	3/15/62	1,180,000		825,248	(b)
Total Entertainment					1,377,962
Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	70,000		56,930	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	110,000		88,266	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	1,480,000		1,171,731
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	1,130,000		832,335	(b)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	440,000	$354,297
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	110,000	78,054
DISH DBS Corp., Senior Notes	5.125%	6/1/29	420,000	283,144
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	240,000	208,950	(b)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	30,000	24,244	(b)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	190,000	177,706
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	550,000	500,835	(b)
Total Media				3,776,492
Wireless Telecommunication Services — 0.8%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	960,000	906,351	(b)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	2,210,000	1,694,926	(b)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	1,120,000	883,882	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	250,000	293,761
Sprint Corp., Senior Notes	7.625%	2/15/25	300,000	308,655
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	30,000	26,013
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	410,000	332,092	(b)
Total Wireless Telecommunication Services				4,445,680
Total Communication Services				11,536,571
Consumer Discretionary — 3.6%
Automobiles — 0.8%
Ford Motor Co., Senior Notes	3.250%	2/12/32	130,000	97,828
Ford Motor Co., Senior Notes	6.100%	8/19/32	1,790,000	1,641,206
Ford Motor Credit Co. LLC, Senior Notes	3.375%	11/13/25	300,000	272,708
Ford Motor Credit Co. LLC, Senior Notes	4.389%	1/8/26	220,000	203,530

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	17

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	200,000	$173,546
Ford Motor Credit Co. LLC, Senior Notes	4.271%	1/9/27	1,120,000	1,013,818
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/10/29	200,000	157,247
Ford Motor Credit Co. LLC, Senior Notes	5.113%	5/3/29	420,000	376,213
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	1,180,000	920,164
Total Automobiles				4,856,260
Diversified Consumer Services — 0.1%
Wesleyan University, Senior Notes	4.781%	7/1/2116	690,000	521,174
Hotels, Restaurants & Leisure — 1.9%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	280,000	246,630	(b)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	280,000	235,217	(b)
Carnival Corp., Senior Notes	5.750%	3/1/27	2,940,000	2,042,712	(b)
Carnival Corp., Senior Notes	10.500%	6/1/30	2,630,000	2,043,036	(b)
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	1,470,000	1,400,341
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	130,000	117,814
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	8/31/26	650,000	533,224	(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	2,000,000	1,559,722	(b)
Sands China Ltd., Senior Notes	5.625%	8/8/25	1,730,000	1,531,448
Sands China Ltd., Senior Notes	2.800%	3/8/27	620,000	460,176
Sands China Ltd., Senior Notes	3.350%	3/8/29	630,000	422,988
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	670,000	553,279	(b)
Total Hotels, Restaurants & Leisure				11,146,587

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — 0.8%
Amazon.com Inc., Senior Notes	4.050%	8/22/47	4,500,000	$3,665,904	(e)
Prosus NV, Senior Notes	4.027%	8/3/50	1,290,000	693,090	(b)
Total Internet & Direct Marketing Retail				4,358,994
Total Consumer Discretionary				20,883,015
Consumer Staples — 0.3%
Food Products — 0.0%††
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	50,000	51,572
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	10,000	10,475	(b)
Kraft Heinz Foods Co., Senior Notes	4.625%	10/1/39	10,000	8,307
Total Food Products				70,354
Tobacco — 0.3%
Altria Group Inc., Senior Notes	2.450%	2/4/32	150,000	106,765
Altria Group Inc., Senior Notes	5.950%	2/14/49	140,000	114,618
Altria Group Inc., Senior Notes	6.200%	2/14/59	1,121,000	931,217
BAT Capital Corp., Senior Notes	4.540%	8/15/47	580,000	375,603
Reynolds American Inc., Senior Notes	6.150%	9/15/43	200,000	162,280
Total Tobacco				1,690,483
Total Consumer Staples				1,760,837
Energy — 10.7%
Oil, Gas & Consumable Fuels — 10.7%
Apache Corp., Senior Notes	7.750%	12/15/29	190,000	194,553
Apache Corp., Senior Notes	6.000%	1/15/37	410,000	369,525
Apache Corp., Senior Notes	5.100%	9/1/40	2,310,000	1,875,697
Apache Corp., Senior Notes	5.250%	2/1/42	1,210,000	975,508
Apache Corp., Senior Notes	7.375%	8/15/47	100,000	95,160
Apache Corp., Senior Notes	5.350%	7/1/49	940,000	726,700
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	780,000	699,239	(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	580,000	574,102	(b)
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	240,000	221,893
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	430,000	335,131

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	19

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Continental Resources Inc., Senior Notes	5.750%	1/15/31	380,000	$345,097	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	240,000	170,622
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	860,000	849,298	(f)(g)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	660,000	624,033	(b)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	620,000	599,759	(b)
Devon Energy Corp., Senior Notes	7.875%	9/30/31	220,000	243,031
Devon Energy Corp., Senior Notes	7.950%	4/15/32	340,000	377,200
Ecopetrol SA, Senior Notes	5.375%	6/26/26	2,090,000	1,903,018
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	3,450,000	2,484,000	(f)(g)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	2,870,000	2,464,784	(f)(g)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	4,570,000	3,801,646	(f)(g)
Energy Transfer LP, Senior Notes	6.850%	2/15/40	400,000	363,268
Energy Transfer LP, Senior Notes	6.100%	2/15/42	545,000	472,023
EQT Corp., Senior Notes	6.125%	2/1/25	50,000	50,177
EQT Corp., Senior Notes	5.000%	1/15/29	90,000	83,729
EQT Corp., Senior Notes	7.000%	2/1/30	200,000	205,255
EQT Corp., Senior Notes	3.625%	5/15/31	60,000	49,984	(b)
Kinder Morgan Energy Partners LP, Senior Notes	6.950%	1/15/38	70,000	69,693
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	650,000	631,862	(b)
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	860,000	803,562

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	6.625%	9/1/30	2,270,000	$2,365,045
Occidental Petroleum Corp., Senior Notes	6.125%	1/1/31	2,280,000	2,288,824
Occidental Petroleum Corp., Senior Notes	0.000%	10/10/36	11,680,000	6,066,300
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	980,000	944,994
Occidental Petroleum Corp., Senior Notes	4.500%	7/15/44	180,000	148,909
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	1,420,000	1,400,830
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	510,000	416,024
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	2,800,000	2,226,776
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,140,000	1,096,053
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,320,000	1,037,883
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	1,300,000	765,583
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	12/1/22	800,000	672,400	(f)(g)
Plains All American Pipeline LP/ PAA Finance Corp., Senior Notes	6.700%	5/15/36	560,000	535,060
Range Resources Corp., Senior Notes	5.000%	3/15/23	897,000	894,618
Range Resources Corp., Senior Notes	8.250%	1/15/29	590,000	613,927
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,180,000	965,129	(b)
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	5,800,000	5,015,144
Targa Resources Partners LP/ Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	430,000	379,929

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	21

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/ Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	70,000	$57,522
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	160,000	151,827
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	730,000	670,775
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	2,130,000	1,733,689
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	720,000	582,977
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	890,000	721,278
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	6,090,000	4,754,436
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,090,000	1,256,046
YPF SA, Senior Notes	8.500%	7/28/25	1,610,000	1,162,790	(b)
Total Energy				61,584,317
Financials — 7.0%
Banks — 4.0%
BAC Capital Trust XIV, Junior Subordinated Notes (3 mo. USD LIBOR + 0.400%, 4.000% floor)	4.000%	11/16/22	260,000	186,823	(f)(g)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	1,630,000	1,340,594	(b)(f)(g)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	4,900,000	4,223,800	(f)(g)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	1,780,000	1,679,875	(f)(g)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	680,000	602,839	(g)

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year ICE Swap Rate + 3.980%)	7.000%	8/16/28	200,000		$178,761	(b)(f)(g)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	7,470,000		6,771,029	(f)(g)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	880,000		823,900	(f)(g)
Citigroup Inc., Senior Notes	8.125%	7/15/39	301,000		347,864
Credit Agricole SA, Junior Subordinated Notes (7.500% to 6/23/26 then GBP 5 year Swap Rate + 4.812%)	7.500%	6/23/26	1,680,000	GBP	1,812,231	(b)(f)(g)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	3,250,000		3,244,468	(b)(f)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 3/30/25 then USD 5 year ICE Swap Rate + 4.368%)	6.375%	3/30/25	860,000		766,582	(f)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	200,000		188,876	(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	210,000		195,770	(b)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	847,000		815,237	(f)(g)
Total Banks					23,178,649
Capital Markets — 1.6%
Credit Suisse Group AG, Junior Subordinated Notes (5.250% to 8/11/27 then 5 year Treasury Constant Maturity Rate + 4.889%)	5.250%	2/11/27	4,080,000		2,896,800	(b)(f)(g)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	23

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	200,000	$149,621	(b)(f)(g)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	300,000	234,945	(b)(f)(g)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	570,000	506,588	(b)(f)(g)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	3,380,000	3,219,880	(b)(f)(g)
Credit Suisse Group AG, Senior Notes	4.875%	5/15/45	530,000	354,032
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	790,000	542,711	(b)(g)
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	630,000	487,149	(b)(g)
Goldman Sachs Capital II, Junior Subordinated Notes (3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	12/1/22	109,000	79,570	(f)(g)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	570,000	564,642
Total Capital Markets				9,035,938
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	170,000	127,793
GE Capital International Funding Co. Unlimited Co., Senior Notes	4.418%	11/15/35	654,000	577,884

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ILFC E-Capital Trust I Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	5.115%	12/21/65	740,000	$453,250	(b)(g)
Toll Road Investors Partnership II LP	0.000%	2/15/24	520,000	475,074	(b)
Toll Road Investors Partnership II LP	0.000%	2/15/38	200,000	63,982	(b)
Vanguard Group Inc.	3.050%	8/22/50	2,610,000	1,613,203	(h)(i)
Total Diversified Financial Services				3,311,186
Insurance — 0.8%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	5,150,000	4,822,279	(b)(c)
Total Financials				40,348,052
Health Care — 4.3%
Health Care Providers & Services — 0.5%
Dignity Health, Secured Notes	5.267%	11/1/64	760,000	610,600
HCA Inc., Senior Notes	7.690%	6/15/25	200,000	206,411
HCA Inc., Senior Notes	5.625%	9/1/28	60,000	57,697
HCA Inc., Senior Notes	7.500%	11/15/95	1,250,000	1,228,752
Willis-Knighton Medical Center, Secured Notes	4.813%	9/1/48	790,000	658,025
Total Health Care Providers & Services				2,761,485
Pharmaceuticals — 3.8%
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	6,030,000	2,366,202	(b)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	1,140,000	437,333	(b)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	5,490,000	2,140,441	(b)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	2,097,000	2,080,791
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	4,146,000	3,407,514

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	25

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	4,944,000	$4,905,981
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,374,000	2,010,161
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.750%	3/1/28	520,000	491,361
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	6,917,000	4,203,019
Total Pharmaceuticals				22,042,803
Total Health Care				24,804,288
Industrials — 1.8%
Aerospace & Defense — 0.1%
Boeing Co., Senior Notes	3.250%	2/1/35	190,000	134,531
Boeing Co., Senior Notes	3.550%	3/1/38	170,000	115,146
Boeing Co., Senior Notes	5.705%	5/1/40	60,000	52,165
Boeing Co., Senior Notes	5.805%	5/1/50	80,000	68,946
Total Aerospace & Defense				370,788
Air Freight & Logistics — 0.2%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	1,510,000	1,353,556
Airlines — 1.2%
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	770,000	780,922	(b)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	570,000	530,643	(b)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	50,000	46,159	(b)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	646,000	639,482	(b)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	522,000	530,822	(b)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	3,420,000	3,127,651	(b)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	1,220,000	1,045,570	(b)
Total Airlines				6,701,249

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	50,000	$40,094	(b)
Commercial Services & Supplies — 0.1%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	990,000	588,373
Road & Rail — 0.0%††
XPO Logistics Inc., Senior Notes	6.250%	5/1/25	36,000	36,414	(b)
Trading Companies & Distributors — 0.2%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	110,000	93,086	(b)
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	320,000	297,381
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,310,000	1,087,811
Total Trading Companies & Distributors				1,478,278
Total Industrials				10,568,752
Materials — 0.2%
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	890,000	626,996	(b)
Metals & Mining — 0.1%
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	150,000	148,426	(b)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	780,000	707,316
Total Metals & Mining				855,742
Total Materials				1,482,738
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	240,000	202,784	(b)
Utilities — 0.3%
Electric Utilities — 0.3%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	1,680,000	1,371,287	(b)
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	8/1/40	200,000	130,198
Total Utilities				1,501,485
Total Corporate Bonds & Notes (Cost — $206,372,211)				174,672,839

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	27

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — 7.6%
AREIT Trust, 2021-CRE5 B (1 mo. USD LIBOR + 1.820%)	5.263%	11/17/38	807,000	$769,378	(b)(g)
Benchmark Mortgage Trust, 2020-IG3 C	3.290%	9/15/48	1,190,000	807,992	(b)(g)
BX Trust, 2018-GWMZ MC (1 mo. USD LIBOR + 5.488%)	8.900%	5/15/37	4,400,000	4,222,481	(b)(g)
BX Trust, 2021-ARIA G (1 mo. USD LIBOR + 3.142%)	6.554%	10/15/36	2,570,000	2,250,756	(b)(g)
CSMC Trust, 2015-2R 7A2	3.146%	8/27/36	6,750,386	5,082,701	(b)(g)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%)	10.412%	12/15/22	6,212,213	6,171,834	(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	8.686%	6/25/50	655,078	675,729	(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	5.997%	12/25/50	2,180,000	2,007,346	(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ2 B (1 mo. USD LIBOR + 7.950%)	11.536%	5/25/25	1,532,347	1,521,061	(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1B1 (1 mo. USD LIBOR + 3.600%)	7.186%	1/25/30	3,880,000	3,829,581	(b)(g)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1B1 (1 mo. USD LIBOR + 3.550%)	7.136%	7/25/30	5,280,000	5,274,542	(b)(g)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.250%)	7.662%	9/15/31	7,653,141	3,062,145	(b)(g)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	7.862%	11/15/32	1,032,000	952,542	(b)(g)

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (j) — continued
IMPAC Secured Assets Corp., 2006-3 A7 (1 mo. USD LIBOR + 0.540%)	4.126%	11/25/36	1,479,995	$1,092,147	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.508%)	11.920%	6/15/35	10,570,000	10,581	(b)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYAH F (1 mo. USD LIBOR + 2.190%)	5.602%	6/15/38	344,000	320,133	(b)(g)
MHC Trust, 2021-MHC2 E (1 mo. USD LIBOR + 1.950%)	5.362%	5/15/38	850,000	788,714	(b)(g)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	96,514	48,157	(g)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	3,088	3,043	(g)
Morgan Stanley Capital I Trust, 2021-L7 XA, IO	1.102%	10/15/54	7,260,717	437,450	(g)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	71,717	64,449
Residential Asset Securitization Trust, 2005-A15 2A11, IO (-1.000 x 1 mo. USD LIBOR + 5.550%)	1.964%	2/25/36	1,666,307	164,047	(g)
Sequoia Mortgage Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.750%)	4.239%	5/20/34	196,439	188,963	(g)
SFO Commercial Mortgage Trust, 2021-555 D (1 mo. USD LIBOR + 2.400%)	5.812%	5/15/38	1,000,000	894,597	(b)(g)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	7.813%	11/15/27	5,070,000	10,165	(b)(g)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR2 B1 (1 mo. USD LIBOR + 0.795%)	4.381%	1/25/45	3,246,289	2,516,702	(g)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR17 A1C3 (1 mo. USD LIBOR + 0.960%)	4.546%	12/25/45	1,362,648	869,199	(g)
Total Collateralized Mortgage Obligations (Cost — $67,089,125)				44,036,435

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	29

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 7.6%
Aegis Asset Backed Securities Trust, 2003-3 M2 (1 mo. USD LIBOR + 2.475%)	6.061%	1/25/34	199,459	$183,499	(g)
AGL CLO Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	10.743%	7/20/34	2,680,000	2,275,282	(b)(g)
Bain Capital Credit CLO Ltd., 2021-4A E (3 mo. USD LIBOR + 6.500%)	10.743%	10/20/34	1,900,000	1,605,560	(b)(g)
Bayview Financial Mortgage Pass-Through Trust, 2006-C 2A3 (1 mo. USD LIBOR + 0.435%)	4.067%	11/28/36	1,718,054	1,472,371	(g)
BlueMountain CLO Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	11.218%	7/25/34	4,390,000	3,688,551	(b)(g)
Conseco Finance Corp., 1996-4 M1	7.750%	6/15/27	1,178,768	1,174,771	(g)
Dryden CLO Ltd., 2021-95A SUB	0.000%	8/20/34	3,900,000	2,985,627	(b)(g)
Elmwood CLO Ltd., 2019-2A SUB	0.000%	4/20/34	6,600,000	4,921,610	(b)(g)
Goldentree Loan Management US CLO Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	12.293%	10/20/34	2,300,000	1,773,004	(b)(g)
Hayfin US Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	11.423%	7/20/34	5,110,000	4,298,844	(b)(g)
KeyCorp Student Loan Trust, 2005-A 2C (3 mo. USD LIBOR + 1.300%)	4.928%	12/27/38	3,288,326	3,060,690	(g)
Madison Park Funding Ltd., 2017-26A DR (3 mo. USD LIBOR + 3.000%)	7.415%	7/29/30	5,025,000	4,509,937	(b)(g)
Navient Private Education Loan Trust, 2020-A B	3.160%	11/15/68	1,890,000	1,475,251	(b)
Popular ABS Mortgage Pass-Through Trust, 2005-2 M2	6.217%	4/25/35	4,312,769	2,966,715
RAMP Trust, 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	3.936%	8/25/36	1,121,914	1,078,650	(g)
RR Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	10.329%	10/15/34	3,910,000	3,222,702	(b)(g)
SMB Private Education Loan Trust, 2021-A D2	3.860%	1/15/53	3,340,000	2,935,680	(b)
Total Asset-Backed Securities (Cost — $50,554,097)				43,628,744

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 2.0%
U.S. Government Obligations — 2.0%
U.S. Treasury Bonds	1.125%	8/15/40	70,000	$41,459	(k)
U.S. Treasury Bonds	3.000%	5/15/45	972,000	767,386	(k)
U.S. Treasury Bonds	3.000%	8/15/52	883,000	707,366
U.S. Treasury Notes	4.125%	9/30/27	620,000	616,682
U.S. Treasury Notes	4.000%	10/31/29	9,780,000	9,689,076
Total U.S. Government & Agency Obligations (Cost — $12,368,956)				11,821,969
Senior Loans — 1.8%
Communication Services — 0.6%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	5.504%	3/1/27	503,536	479,695	(g)(l)(m)
Media — 0.5%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	5.510%	4/30/25	1,353,549	1,339,290	(g)(l)(m)
Univision Communications Inc., 2021 Replacement Term Loan (1 mo. USD LIBOR + 3.250%)	7.004%	3/15/26	1,355,240	1,316,703	(g)(l)(m)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	5.912%	1/31/28	360,000	353,477	(g)(l)(m)
Total Media				3,009,470
Total Communication Services				3,489,165
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (3 mo. USD LIBOR + 2.750%)	6.505%	9/23/26	845,326	834,759	(g)(l)(m)
Hotels, Restaurants & Leisure — 0.4%
1011778 BC Unlimited Liability Co., Term Loan B4	5.504%-6.165%	11/19/26	745,543	726,531	(g)(l)(m)
Alterra Mountain Co., 2028 Term Loan B (1 mo. USD LIBOR + 3.500%)	7.254%	8/17/28	280,558	274,860	(g)(l)(m)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	31

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	6.504%	12/23/24	941,609	$932,702	(g)(l)(m)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	5.336%	6/22/26	159,506	156,934	(g)(l)(m)
Total Hotels, Restaurants & Leisure				2,091,027
Total Consumer Discretionary				2,925,786
Financials — 0.2%
Capital Markets — 0.0%††
Edelman Financial Engines Center LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	7.254%	4/7/28	309,174	288,925	(g)(l)(m)
Diversified Financial Services — 0.1%
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	6.504%	1/26/28	328,217	319,514	(g)(l)(m)
Insurance — 0.1%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	6.754%	11/3/24	549,899	520,048	(g)(l)(m)
Total Financials				1,128,487
Health Care — 0.2%
Health Care Providers & Services — 0.2%
LifePoint Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.750%)	8.165%	11/16/25	671,578	596,025	(g)(l)(m)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	7.004%	3/5/26	270,938	260,637	(g)(l)(m)
Total Health Care				856,662
Industrials — 0.3%
Building Products — 0.3%
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	6.340%	2/26/29	1,895,250	1,582,932	(g)(l)(m)

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 0.0%††
Containers & Packaging — 0.0%††
Berry Global Inc., Term Loan Z (1 mo. USD LIBOR + 1.750%)	5.050%	7/1/26	71,961	$71,036	(g)(l)(m)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	5.504%	2/4/27	130,382	128,127	(g)(l)(m)
Total Materials				199,163
Total Senior Loans (Cost — $10,771,724)				10,182,195

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.9%
Exchange-Traded Purchased Options — 0.9%
90-Day Eurodollar Futures, Call @ $97.13	12/18/23	4,430	11,075,000	1,744,312
U.S. Treasury 5-Year Notes Futures, Call @ $106.25	11/25/22	181	181,000	168,274
U.S. Treasury 5-Year Notes Futures, Call @ $106.75	11/25/22	359	359,000	238,399
U.S. Treasury 5-Year Notes Futures, Call @ $111.75	11/25/22	144	144,000	2,250
U.S. Treasury 10-Year Notes Futures, Call @ $110.25	11/25/22	120	120,000	153,750
U.S. Treasury 10-Year Notes Futures, Call @ $111.00	11/25/22	1,485	1,485,000	1,322,578
U.S. Treasury 10-Year Notes Futures, Call @ $111.25	11/25/22	353	353,000	275,781
U.S. Treasury 10-Year Notes Futures, Put @ $110.25	11/25/22	59	59,000	55,313
U.S. Treasury 10-Year Notes Futures, Put @ $111.50	11/25/22	59	59,000	94,031
U.S. Treasury Long-Term Bonds Futures, Call @ $122.00	11/25/22	217	217,000	305,156
U.S. Treasury Long-Term Bonds Futures, Call @ $123.00	11/25/22	623	623,000	652,203
Total Exchange-Traded Purchased Options (Cost — $11,214,239)				5,012,047

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	33

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — 0.0%††
Credit default swaption to sell protection on Markit CDX.NA.HY.38 Index, Call @ $100.50	Goldman Sachs Group Inc.	11/16/22	12,563,100	12,563,100	$107,964
U.S. Dollar/ Mexican Peso, Call @ 20.20MXN	Goldman Sachs Group Inc.	11/14/22	8,248,000	8,248,000	27,858
Total OTC Purchased Options (Cost — $427,398)					135,822
Total Purchased Options (Cost — $11,641,637)					5,147,869

		Rate	Maturity Date	Face Amount†
Convertible Bonds & Notes — 0.6%
Communication Services — 0.6%
Media — 0.6%
DISH Network Corp., Senior Notes (Cost — $3,655,050)		2.375%	3/15/24	4,050,000	3,688,537
Municipal Bonds — 0.4%
California — 0.1%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A		7.000%	10/1/39	360,000	369,770	(b)
Regents of the University of California, CA, Medical Center Pooled Revenue, Taxable Bonds, Series N		3.706%	5/15/2120	205,000	118,222
Total California					487,992
Illinois — 0.2%
State of Illinois, GO		5.100%	6/1/33	1,425,000	1,333,167
Michigan — 0.1%
Detroit, MI, GO, Financial Recovery, Series B-1, Step bond (4.000% to 4/1/34 then 6.000%)		4.000%	4/1/44	820,000	567,538
Total Municipal Bonds (Cost — $2,636,663)					2,388,697

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 0.2%
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie B, Notes (Cost — $1,037,415)	6.000%	5/15/23	5,620,550	BRL	$1,094,300

			Shares
Common Stocks — 0.2%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Corp.			40,182		356,414
Financials — 0.1%
Capital Markets — 0.1%
EG Acquisition Corp., Class A Shares			55,833		551,072	*
Total Common Stocks (Cost — $972,723)					907,486

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $67,285)		5/28/28	70,273		15,460	*
Total Investments before Short-Term Investments (Cost — $611,922,521)					495,580,391

	Rate		Shares
Short-Term Investments — 2.2%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $12,836,917)	2.996%		12,836,917		12,836,917	(n)(o)
Total Investments — 88.0% (Cost — $624,759,438)					508,417,308
Other Assets in Excess of Liabilities — 12.0%					69,123,302
Total Net Assets — 100.0%					$577,540,610

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	35

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	The coupon payment on this security is currently in default as of October 31, 2022.

(e)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)	All or a portion of this security is held at the broker as collateral for OTC derivatives.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Rate shown is one-day yield as of the end of the reporting period.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $12,836,917 and the cost was $12,836,917 (Note 8).

See Notes to Financial Statements.

36	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EGP	— Egyptian Pound

EUR	— Euro

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

PLN	— Polish Zloty

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At October 31, 2022, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
3-Month EURIBOR Futures, Put	12/19/22	98.50	EUR	293	293,000,000	EUR	$(557,398)
90-Day Eurodollar Futures, Call	12/19/22	$95.75		1,180	2,950,000		(22,125)
90-Day Eurodollar Futures, Call	12/19/22	96.00		932	2,330,000		(17,475)
90-Day Eurodollar Futures, Call	12/19/22	96.25		880	2,200,000		(16,500)
90-Day Eurodollar Futures, Call	12/19/22	96.50		3,622	9,055,000		(67,913)
90-Day Eurodollar Futures, Call	12/19/22	97.00		1,600	4,000,000		(20,000)
90-Day Eurodollar Futures, Call	12/19/22	97.50		972	2,430,000		(12,150)
90-Day Eurodollar Futures, Call	12/19/22	98.50		772	1,930,000		(4,825)
90-Day Eurodollar Futures, Call	12/19/22	99.00		325	812,500		(2,031)
90-Day Eurodollar Futures, Call	12/18/23	97.00		1,301	3,252,500		(561,056)
90-Day Eurodollar Futures, Call	12/18/23	97.87		2,195	5,487,500		(521,312)
90-Day Eurodollar Futures, Call	12/18/23	98.00		6,665	16,662,500		(1,457,969)
Australian Dollar Futures, Call	11/4/22	64.00		60	60,000		(33,000)
Australian Dollar Futures, Call	11/4/22	65.00		59	59,000		(11,800)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	37

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

Security	Expiration Date	Strike Price		Contracts	Notional Amount†		Value
Australian Dollar Futures, Call	11/4/22	$65.50		31	31,000		$(3,410)
Australian Dollar Futures, Call	11/4/22	66.00		30	30,000		(1,800)
Australian Dollar Futures, Call	11/4/22	67.00		30	30,000		(300)
Australian Dollar Futures, Call	11/4/22	68.50		58	58,000		(290)
British Pound Futures, Call	11/4/22	112.00		30	18,750		(56,813)
British Pound Futures, Call	12/9/22	111.00		62	38,750		(180,187)
Euro Futures, Call	11/4/22	0.98		62	7,750,000		(111,600)
Euro-Bund Futures, Call	11/25/22	137.00	EUR	121	12,100,000	EUR	(332,428)
Euro-Bund Futures, Call	11/25/22	137.50	EUR	90	9,000,000	EUR	(220,577)
Euro-Bund Futures, Call	11/25/22	138.00	EUR	149	14,900,000	EUR	(322,476)
Euro-Bund Futures, Call	11/25/22	138.50	EUR	31	3,100,000	EUR	(59,127)
Euro-Bund Futures, Call	11/25/22	140.00	EUR	627	62,700,000	EUR	(793,130)
Euro-Bund Futures, Call	11/25/22	141.00	EUR	132	13,200,000	EUR	(123,927)
Euro-Bund Futures, Put	11/25/22	134.50	EUR	90	9,000,000	EUR	(56,923)
Euro-Bund Futures, Put	11/25/22	135.00	EUR	30	3,000,000	EUR	(22,236)
Euro-Bund Futures, Put	11/25/22	136.00	EUR	59	5,900,000	EUR	(58,890)
Euro-Bund Futures, Put	11/25/22	136.50	EUR	59	5,900,000	EUR	(68,219)
Euro-Bund Futures, Put	11/25/22	139.00	EUR	126	12,600,000	EUR	(280,169)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	95.75		1,476	3,690,000		(276,750)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	96.00		580	1,450,000		(58,000)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	96.25		1,165	2,912,500		(72,812)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	96.50		3,489	8,722,500		(130,837)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	96.75		1,172	2,930,000		(29,300)
Eurodollar 1-Year Mid-Curve Futures, Call	12/16/22	97.12		426	1,065,000		(2,663)
Japanese Yen Futures, Call	11/4/22	68.00		30	37,500		(12,375)
Japanese Yen Futures, Call	11/4/22	68.50		30	37,500		(7,125)
Japanese Yen Futures, Call	11/4/22	71.00		88	110,000		(1,650)
Japanese Yen Futures, Call	11/4/22	72.00		58	72,500		(363)
Japanese Yen Futures, Call	12/9/22	70.00		60	75,000		(31,500)
U.S. Treasury 5-Year Notes Futures, Call	11/4/22	106.50		293	293,000		(141,922)
U.S. Treasury 5-Year Notes Futures, Call	11/4/22	107.50		444	444,000		(55,500)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	106.00		1,502	1,502,000		(1,619,344)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	106.50		451	451,000		(355,867)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	107.00		1,001	1,001,000		(555,243)

See Notes to Financial Statements.

38	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

Security	Expiration Date	Strike Price	Contracts	Notional Amount†	Value
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	$107.50	1,022	1,022,000	$(375,266)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	107.75	91	91,000	(27,016)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	108.00	481	481,000	(116,492)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	108.50	307	307,000	(47,969)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	108.75	459	459,000	(57,375)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	109.00	1,107	1,107,000	(103,781)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	109.25	330	330,000	(25,781)
U.S. Treasury 5-Year Notes Futures, Call	11/25/22	110.00	1,181	1,181,000	(46,133)
U.S. Treasury 5-Year Notes Futures, Put	11/25/22	106.25	339	339,000	(198,633)
U.S. Treasury 5-Year Notes Futures, Put	11/25/22	106.75	502	502,000	(411,797)
U.S. Treasury 5-Year Notes Futures, Put	11/25/22	107.50	881	881,000	(1,121,899)
U.S. Treasury 10-Year Notes Futures, Call	11/4/22	110.75	235	235,000	(124,844)
U.S. Treasury 10-Year Notes Futures, Call	11/4/22	111.75	59	59,000	(11,984)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	110.50	119	119,000	(135,734)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	111.50	360	360,000	(247,500)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	111.75	118	118,000	(70,063)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	112.00	670	670,000	(345,469)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	112.50	1,245	1,245,000	(486,328)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	113.00	2,859	2,859,000	(804,094)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	113.50	307	307,000	(62,359)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	114.00	1,384	1,384,000	(194,625)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	115.00	296	296,000	(23,125)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	117.00	59	59,000	(1,844)
U.S. Treasury 10-Year Notes Futures, Call	11/25/22	118.00	59	59,000	(922)
U.S. Treasury 10-Year Notes Futures, Put	11/25/22	109.50	45	45,000	(28,828)
U.S. Treasury 10-Year Notes Futures, Put	11/25/22	109.75	59	59,000	(43,328)
U.S. Treasury 10-Year Notes Futures, Put	11/25/22	110.00	267	267,000	(221,109)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	39

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

Security		Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Treasury 10-Year Notes Futures, Put		11/25/22	$110.50		97	97,000	$(101,547)
U.S. Treasury 10-Year Notes Futures, Put		11/25/22	110.75		355	355,000	(416,016)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	124.00		86	86,000	(67,188)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	125.00		284	284,000	(159,750)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	126.00		217	217,000	(88,156)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	127.00		604	604,000	(179,312)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	128.00		666	666,000	(145,687)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	129.00		122	122,000	(20,969)
U.S. Treasury Long-Term Bonds Futures, Call		11/25/22	130.00		325	325,000	(40,625)
Total Exchange-Traded Written Options (Premiums received — $36,293,598)							$(15,902,855)

OTC Written Options
	Counterparty
U.S. Dollar/Australian Dollar, Put	Citibank N.A.	11/1/22	$0.73		8,685,329	8,685,329	$0	(a)
U.S. Dollar/Australian Dollar, Put	JPMorgan Chase & Co.	12/22/22	0.68		5,135,209	5,135,209	(23,324)
U.S. Dollar/Brazilian Real, Call	Morgan Stanley & Co. Inc.	12/2/22	5.28	BRL	8,081,061	8,081,061	(160,576)
U.S. Dollar/Brazilian Real, Call	JPMorgan Chase & Co.	1/26/23	5.44	BRL	5,950,000	5,950,000	(158,890)
U.S. Dollar/Brazilian Real, Put	Morgan Stanley & Co. Inc.	12/2/22	5.28	BRL	8,081,061	8,081,061	(282,000)
U.S. Dollar/Brazilian Real, Put	JPMorgan Chase & Co.	1/26/23	5.44	BRL	5,950,000	5,950,000	(355,075)
U.S. Dollar/British Pound, Put	Goldman Sachs Group Inc.	12/22/22	1.08		3,459,000	3,459,000	(230,205)
U.S. Dollar/British Pound, Put	JPMorgan Chase & Co.	12/22/22	1.08		3,518,000	3,518,000	(256,764)
U.S. Dollar/British Pound, Put	Morgan Stanley & Co. Inc.	12/22/22	1.12		13,209,000	13,209,000	(492,360)
U.S. Dollar/Japanese Yen, Call	BNP Paribas SA	12/7/22	145.00	JPY	7,747,344	7,747,344	(225,489)

See Notes to Financial Statements.

40	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
U.S. Dollar/Japanese Yen, Put	JPMorgan Chase & Co.	1/11/23	141.90	JPY	6,350,000	6,350,000	$(63,278)
U.S. Dollar/Mexican Peso, Call	Goldman Sachs Group Inc.	11/14/22	21.00	MXN	16,496,000	16,496,000	(10,151)
Total OTC Written Options (Premiums received — $2,418,712)							$(2,258,112)
Total Written Options (Premiums received — $38,712,310)							$(18,160,967)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	Value is less than $1.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

JPY	— Japanese Yen

MXN	— Mexican Peso

At October 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month EURIBOR	731	12/23	$175,253,935	$175,148,487	$(105,448)
3-Month SOFR	187	9/23	45,131,530	44,461,587	(669,943)
3-Month SOFR	599	3/25	145,155,784	144,014,575	(1,141,209)
3-Month SONIA	8	3/23	2,209,896	2,205,181	(4,715)
90-Day Eurodollar	3,695	12/22	887,026,272	876,546,375	(10,479,897)
90-Day Eurodollar	202	3/23	48,010,535	47,848,750	(161,785)
90-Day Eurodollar	268	6/23	64,697,304	63,512,650	(1,184,654)
90-Day Eurodollar	1,403	9/23	347,441,371	333,212,500	(14,228,871)
90-Day Eurodollar	516	12/23	124,971,759	122,808,000	(2,163,759)
Australian Dollar	578	12/22	38,953,356	36,997,780	(1,955,576)
British Pound	372	12/22	27,167,132	26,704,950	(462,182)
Canadian Dollar	144	12/22	10,560,840	10,570,320	9,480
Japanese Yen	845	12/22	74,498,379	71,465,875	(3,032,504)
Mexican Peso	859	12/22	20,989,512	21,492,180	502,668
U.S. Treasury 2-Year Notes	569	12/22	116,996,883	116,293,820	(703,063)
U.S. Treasury 5-Year Notes	3,373	12/22	359,727,949	359,540,719	(187,230)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	41

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
U.S. Treasury Long-Term Bonds	6,375	12/22	$833,575,656	$768,187,500	$(65,388,156)
U.S. Treasury Ultra Long-Term Bonds	1,356	12/22	197,211,811	173,101,875	(24,109,936)
United Kingdom Long Gilt Bonds	241	12/22	28,473,464	28,226,567	(246,897)
					(125,713,677)

Contracts to Sell:
30-Day Federal Funds	947	11/22	379,779,331	379,688,592	90,739
3-Month SOFR	781	3/24	187,871,939	186,385,650	1,486,289
Euro	246	12/22	30,965,004	30,514,762	450,242
Euro-Bund	597	12/22	82,003,595	81,677,558	326,037
Japanese 10-Year Bonds	147	12/22	146,869,783	147,074,145	(204,362)
U.S. Treasury 10-Year Notes	2,786	12/22	308,110,337	308,114,187	(3,850)
U.S. Treasury Ultra 10-Year Notes	3,180	12/22	394,059,200	368,830,329	25,228,871
					27,373,966
Net unrealized depreciation on open futures contracts					$(98,339,711)

Abbreviation(s) used in this table:

EURIBOR	— Euro Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

SONIA	— Sterling Overnight Index Average

At October 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	90,091	MXN	1,832,100	Goldman Sachs Group Inc.	11/16/22	$(2,098)
USD	6,046,287	BRL	31,350,000	Goldman Sachs Group Inc.	11/25/22	11,697
BRL	31,350,000	USD	5,890,643	Morgan Stanley & Co. Inc.	11/25/22	143,948
GBP	1,891,000	USD	2,047,007	Goldman Sachs Group Inc.	12/28/22	126,304
USD	5,861,959	GBP	5,283,000	Goldman Sachs Group Inc.	12/28/22	(209,753)
GBP	1,900,000	USD	2,042,880	JPMorgan Chase & Co.	12/28/22	140,776
GBP	5,753,915	USD	6,377,927	Morgan Stanley & Co. Inc.	12/28/22	235,004
USD	500,205	GBP	453,000	Morgan Stanley & Co. Inc.	12/28/22	(20,425)
USD	27,426,613	MXN	558,789,816	Bank of America N.A.	1/18/23	(374,500)
USD	877,342	JPY	129,000,000	Citibank N.A.	1/18/23	537

See Notes to Financial Statements.

42	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,250,000	USD	1,450,553	Goldman Sachs Group Inc.	1/18/23	$(13,068)
GBP	1,270,000	USD	1,434,109	Goldman Sachs Group Inc.	1/18/23	26,375
GBP	1,280,000	USD	1,444,083	Goldman Sachs Group Inc.	1/18/23	27,901
GBP	5,353,000	USD	6,041,390	Goldman Sachs Group Inc.	1/18/23	114,494
JPY	56,500,000	USD	381,354	Goldman Sachs Group Inc.	1/18/23	2,673
JPY	77,000,000	USD	530,705	Goldman Sachs Group Inc.	1/18/23	(7,341)
JPY	137,500,000	USD	961,505	Goldman Sachs Group Inc.	1/18/23	(26,926)
USD	3,421,183	EUR	3,440,000	Goldman Sachs Group Inc.	1/18/23	(1,201)
USD	1,798,591	GBP	1,625,000	Goldman Sachs Group Inc.	1/18/23	(70,139)
USD	19,166,706	GBP	16,654,753	Goldman Sachs Group Inc.	1/18/23	13,944
USD	866,486	JPY	123,859,356	Goldman Sachs Group Inc.	1/18/23	24,622
USD	1,210,434	JPY	173,000,000	Goldman Sachs Group Inc.	1/18/23	34,564
ZAR	186,176,381	USD	10,335,668	Goldman Sachs Group Inc.	1/18/23	(260,312)
BRL	79,941,822	USD	14,953,577	JPMorgan Chase & Co.	1/18/23	264,105
EUR	1,839,500	USD	1,857,625	JPMorgan Chase & Co.	1/18/23	(27,544)
JPY	70,000,000	USD	482,720	JPMorgan Chase & Co.	1/18/23	(6,935)
USD	225,673	AUD	350,000	JPMorgan Chase & Co.	1/18/23	1,189
USD	1,651,070	BRL	8,717,817	JPMorgan Chase & Co.	1/18/23	(8,448)
USD	4,219,406	CNH	30,270,190	JPMorgan Chase & Co.	1/18/23	73,324
USD	19,082,437	CNH	135,607,427	JPMorgan Chase & Co.	1/18/23	508,404
USD	475,754	CNY	3,370,000	JPMorgan Chase & Co.	1/18/23	11,341
USD	2,281,540	CNY	16,260,534	JPMorgan Chase & Co.	1/18/23	40,713
USD	4,200,098	CNY	29,890,000	JPMorgan Chase & Co.	1/18/23	81,025
USD	20,975,506	CNY	148,580,000	JPMorgan Chase & Co.	1/18/23	500,034
USD	21,367,134	IDR	326,575,279,082	JPMorgan Chase & Co.	1/18/23	469,099
USD	36,127,012	IDR	551,117,570,000	JPMorgan Chase & Co.	1/18/23	860,184
USD	38,902,279	JPY	5,570,125,618	JPMorgan Chase & Co.	1/18/23	1,042,498
AUD	8,371,186	USD	5,407,786	Morgan Stanley & Co. Inc.	1/18/23	(38,646)
CAD	33,892,850	USD	24,819,563	Morgan Stanley & Co. Inc.	1/18/23	85,690
CNH	5,168,862	USD	731,957	Morgan Stanley & Co. Inc.	1/18/23	(23,983)
EUR	1,080,000	USD	1,067,837	Morgan Stanley & Co. Inc.	1/18/23	6,632
EUR	6,250,470	USD	6,208,680	Morgan Stanley & Co. Inc.	1/18/23	9,782
EUR	7,045,000	USD	6,893,494	Morgan Stanley & Co. Inc.	1/18/23	115,429
EUR	8,305,925	USD	8,202,674	Morgan Stanley & Co. Inc.	1/18/23	60,718
NOK	11,737,746	USD	1,097,119	Morgan Stanley & Co. Inc.	1/18/23	35,077
USD	5,825,405	BRL	31,350,000	Morgan Stanley & Co. Inc.	1/18/23	(142,364)
USD	1,422,255	CAD	1,949,300	Morgan Stanley & Co. Inc.	1/18/23	(10,136)
USD	2,067,791	CAD	2,847,700	Morgan Stanley & Co. Inc.	1/18/23	(24,765)
USD	3,437,133	CAD	4,718,530	Morgan Stanley & Co. Inc.	1/18/23	(30,153)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	43

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,864,402	CNH	128,320,000	Morgan Stanley & Co. Inc.	1/18/23	$288,522
USD	2,965,174	COP	13,522,972,602	Morgan Stanley & Co. Inc.	1/18/23	266,229
USD	2,556,069	EUR	2,543,000	Morgan Stanley & Co. Inc.	1/18/23	26,091
USD	5,727,516	EUR	5,765,000	Morgan Stanley & Co. Inc.	1/18/23	(7,962)
USD	8,221,392	EUR	8,182,607	Morgan Stanley & Co. Inc.	1/18/23	80,687
USD	4,513,732	PLN	22,669,314	Morgan Stanley & Co. Inc.	1/18/23	(164,724)
USD	14,000,825	PLN	71,163,000	Morgan Stanley & Co. Inc.	1/18/23	(685,678)
USD	587,639	ZAR	10,802,530	Morgan Stanley & Co. Inc.	1/18/23	3,036
USD	1,379,035	RUB	99,980,000	Goldman Sachs Group Inc.	9/20/23	135,678
Total						$3,711,225

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

PLN	— Polish Zloty

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At October 31, 2022, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America N.A.	212,279,000	BRL	1/4/27	BRL-CDI**	11.993%**	—	$488,000
JPMorgan Chase & Co.	1,637,458,000	RUB	10/27/24	RUB-MOSPRIME quarterly	8.985% annually	—	(1,560,383)
Total						—	$(1,072,383)

See Notes to Financial Statements.

44	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4,110,000		11/18/23	3.970%**	CPURNSA**	$(39,251)	$184,143
144,900,000		6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(5,710,273)
958,061,000		3/1/25	3-Month LIBOR quarterly	1.410% semi-annually	(335,328)	(25,594,065)
339,656,000		6/21/25	3-Month LIBOR quarterly	1.515% semi-annually	27,498	(8,186,686)
170,428,000		10/13/25	Daily SOFR Compound annually	1.396% annually	—	(3,623,320)
20,170,000		5/12/26	CPURNSA**	2.790%**	(138,126)	(1,508,412)
10,940,000	GBP	10/15/26	UKRPI**	4.500%**	(399,005)	(867,062)
4,110,000		11/18/26	CPURNSA**	3.370%**	83,140	(202,603)
718,009,000	MXN	4/21/27	28-Day MXN TIIE - Banxico every 28 days	8.930% every 28 days	(1,551)	(527,926)
66,299,000		8/15/28	1.130% annually	Daily SOFR Compound annually	(9,151)	9,659,513
64,307,000		8/15/28	1.220% annually	Daily SOFR Compound annually	(153,784)	9,218,522
18,636,000		2/15/29	2.850% annually	Daily SOFR Compound annually	74,125	1,053,867
115,341,000		4/30/29	3.270% annually	Daily SOFR Compound annually	(114,469)	4,452,049
65,315,000		6/30/29	3.850% annually	Daily SOFR Compound annually	(17,521)	288,777
12,579,000		3/18/32	2.000% annually	Daily SOFR Compound annually	101,962	1,709,603
173,071,000		5/15/32	3.220% annually	Daily SOFR Compound annually	2,639,443	5,527,450
41,100,000		7/20/45	0.560% annually	Daily SOFR annually	253,132	19,095,739

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	45

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount*	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	7,341,000	8/15/47	1.650% annually	Daily SOFR Compound annually	$738,023	$1,566,782
	10,329,000	2/15/48	2.510% annually	Daily SOFR Compound annually	64,698	1,749,949
	66,080,000	2/15/48	2.600% annually	Daily SOFR Compound annually	3,154,164	7,343,348
	23,407,000	2/15/48	2.620% annually	Daily SOFR Compound annually	(479,630)	4,172,605
	2,740,000	10/7/51	CPURNSA**	2.500%**	(1)	(196,955)
	10,840,000	4/21/52	2.500% annually	Daily SOFR Compound annually	22,058	1,889,997
Total					$5,470,426	$21,495,042

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Implied Credit Spread at October 31, 2022[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Teva Pharmaceutical Finance Co. BV, 2.950%, due 12/18/22	$3,270,000	6/20/26	3.245%	1.000% quarterly	$(231,457)	$(234,424)	$2,967

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.38 Index	$166,453,000	6/20/27	1.000% quarterly	$ 1,239,243	$561,381	$677,862
Markit CDX.NA.IG.39 Index	58,170,000	12/20/27	1.000% quarterly	256,073	(78,178)	334,251
Total	$224,623,000			$ 1,495,316	$483,203	$1,012,113

See Notes to Financial Statements.

46	Western Asset Macro Opportunities Fund 2022 Annual Report

Western Asset Macro Opportunities Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[5]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.39 Index	$10,925,600	12/20/27	5.000% quarterly	$82,947	$439,683	$(356,736)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[5]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	47

Schedule of investments (cont’d)

October 31, 2022

Western Asset Macro Opportunities Fund

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

GBP	— British Pound

LIBOR	— London Interbank Offered Rate

MOSPRIME	— Moscow Prime Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

UKRPI	— United Kingdom Retail Price Index

See Notes to Financial Statements.

48	Western Asset Macro Opportunities Fund 2022 Annual Report

Statement of assets and liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $611,922,521)	$495,580,391
Investments in affiliated securities, at value (Cost — $12,836,917)	12,836,917
Foreign currency, at value (Cost — $4,544,686)	4,535,794
Cash	10,849,336
Deposits with brokers for open futures contracts and exchange-traded options	33,629,429
Deposits with brokers for centrally cleared swap contracts	20,868,091
Receivable for securities sold	12,005,458
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $10,018,379)	10,110,753
Interest receivable	7,389,719
Unrealized appreciation on forward foreign currency contracts	5,868,326
Receivable for open OTC swap contracts	2,156,567
Receivable for net premiums on written options	1,425,711
Receivable for Fund shares sold	741,407
OTC swaps, at value (premiums paid — $0)	488,000
Deposits with brokers for OTC derivatives	370,000
Receivable from brokers — net variation margin on centrally cleared swap contracts	219,668
Dividends receivable from affiliated investments	23,970
Spot receivable	1,458
Prepaid expenses	57,729
Total Assets	619,158,724

Liabilities:
Written options, at value (premiums received — $38,712,310)	18,160,967
Payable for securities purchased	9,764,437
Payable to brokers — net variation margin on open futures contracts	6,398,123
Payable for Fund shares repurchased	2,384,837
Unrealized depreciation on forward foreign currency contracts	2,157,101
OTC swaps, at value (premiums received — $0)	1,560,383
Investment management fee payable	611,135
Payable to broker for option premiums	92,093
Service and/or distribution fees payable	15,494
Directors’ fees payable	3,048
Accrued foreign capital gains tax	554
Payable for open OTC swap contracts	437
Accrued expenses	469,505
Total Liabilities	41,618,114
Total Net Assets	$577,540,610

Net Assets:
Par value (Note 7)	$68,826
Paid-in capital in excess of par value	934,956,946
Total distributable earnings (loss)	(357,485,162)
Total Net Assets	$577,540,610

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	49

Statement of assets and liabilities (cont’d)

October 31, 2022

Net Assets:
Class A	$21,926,118
Class C	$9,169,127
Class FI	$8,304,048
Class I	$364,513,341
Class IS	$173,627,976

Shares Outstanding:
Class A	2,622,403
Class C	1,120,715
Class FI	994,325
Class I	43,459,633
Class IS	20,628,744

Net Asset Value:
Class A (and redemption price)	$8.36
Class C*	$8.18
Class FI (and redemption price)	$8.35
Class I (and redemption price)	$8.39
Class IS (and redemption price)	$8.42
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 3.75%; 4.25% prior to August 15, 2022)	$8.69

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

50	Western Asset Macro Opportunities Fund 2022 Annual Report

Statement of operations

For the Year Ended October 31, 2022

Investment Income:
Interest	$53,157,763
Dividends from unaffiliated investments	37,369
Dividends from affiliated investments	70,354
Less: Foreign taxes withheld	(401,091)
Total Investment Income	52,864,395

Expenses:
Investment management fee (Note 2)	13,055,312
Transfer agent fees (Note 5)	916,864
Service and/or distribution fees (Notes 2 and 5)	268,446
Custody fees	234,465
Registration fees	156,652
Fund accounting fees	88,127
Audit and tax fees	69,684
Legal fees	42,392
Interest expense	39,869
Shareholder reports	30,068
Directors’ fees	28,227
Commodity pool reports	12,000
Commitment fees (Note 9)	9,645
Insurance	9,480
Miscellaneous expenses	22,232
Total Expenses	14,983,463
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,031)
Net Expenses	14,975,432
Net Investment Income	37,888,963

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(286,908,168)	†
Futures contracts	(239,408,121)
Written options	203,704,285
Swap contracts	145,518,429
Forward foreign currency contracts	19,092,010
Foreign currency transactions	(4,954,500)
Net Realized Loss	(162,956,065)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(133,743,206)	‡
Futures contracts	(78,693,981)
Written options	18,815,238
Swap contracts	(60,727,206)
Forward foreign currency contracts	7,144,814
Foreign currencies	131,221
Change in Net Unrealized Appreciation (Depreciation)	(247,073,120)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(410,029,185)
Decrease in Net Assets From Operations	$(372,140,222)

†	Net of foreign capital gains tax of $173,193.

‡	Net of change in accrued foreign capital gains tax of $(588,167).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	51

Statements of changes in net assets

For the Years Ended October 31,	2022	2021

Operations:
Net investment income	$37,888,963	$46,235,407
Net realized loss	(162,956,065)	(57,700,135)
Change in net unrealized appreciation (depreciation)	(247,073,120)	113,018,130
Increase (Decrease) in Net Assets From Operations	(372,140,222)	101,553,402

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(44,000,033)	(811,561)
Decrease in Net Assets From Distributions to Shareholders	(44,000,033)	(811,561)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	354,921,762	716,095,050
Reinvestment of distributions	31,374,939	583,281
Cost of shares repurchased	(1,102,209,311)	(677,467,694)
Increase (Decrease) in Net Assets From Fund Share Transactions	(715,912,610)	39,210,637
Increase (Decrease) in Net Assets	(1,132,052,865)	139,952,478

Net Assets:
Beginning of year	1,709,593,475	1,569,640,997
End of year	$577,540,610	$1,709,593,475

See Notes to Financial Statements.

52	Western Asset Macro Opportunities Fund 2022 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class A Shares[1]	2022	2021		2020	2019	2018

Net asset value, beginning of year	$11.69	$11.00		$11.94	$10.36	$11.79

Income (loss) from operations:
Net investment income	0.31	0.28		0.33	0.46	0.35
Net realized and unrealized gain (loss)	(3.37)	0.41		(0.11)	1.37	(1.21)
Total income (loss) from operations	(3.06)	0.69		0.22	1.83	(0.86)

Less distributions from:
Net investment income	(0.27)	(0.00)	[2]	(0.57)	(0.25)	(0.35)
Net realized gains	—	—		(0.59)	—	(0.22)
Total distributions	(0.27)	(0.00)	[2]	(1.16)	(0.25)	(0.57)

Net asset value, end of year	$8.36	$11.69		$11.00	$11.94	$10.36
Total return[3]	(26.70)%	6.19%		1.86%	17.98%	(7.75)%

Net assets, end of year (000s)	$21,926	$43,398		$46,762	$44,655	$40,797

Ratios to average net assets:
Gross expenses	1.59%	1.57%		1.59%	1.57%	1.59%
Net expenses[4]	1.58 [5]	1.57	[5]	1.59 [5]	1.57	1.59
Net investment income	3.17	2.47		3.04	4.13	3.11

Portfolio turnover rate	67%	70%		138%	165%	113%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.58%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 21, 2021, the expense limitation was 1.65%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% for the year ended October 31, 2018.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.44	$10.84	$11.78	$10.20	$11.63

Income (loss) from operations:
Net investment income	0.24	0.20	0.26	0.38	0.26
Net realized and unrealized gain (loss)	(3.30)	0.40	(0.13)	1.35	(1.19)
Total income (loss) from operations	(3.06)	0.60	0.13	1.73	(0.93)

Less distributions from:
Net investment income	(0.20)	—	(0.48)	(0.15)	(0.28)
Net realized gains	—	—	(0.59)	—	(0.22)
Total distributions	(0.20)	—	(1.07)	(0.15)	(0.50)

Net asset value, end of year	$8.18	$11.44	$10.84	$11.78	$10.20
Total return[2]	(27.24)%	5.54%	1.09%	17.13%	(8.38)%

Net assets, end of year (000s)	$9,169	$18,154	$21,515	$28,583	$32,338

Ratios to average net assets:
Gross expenses	2.30%	2.27%	2.31%	2.29%	2.29%
Net expenses[3]	2.30 [4]	2.27 [4]	2.30 [4]	2.29	2.29
Net investment income	2.44	1.77	2.37	3.43	2.41

Portfolio turnover rate	67%	70%	138%	165%	113%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% for the year ended October 31, 2018.

See Notes to Financial Statements.

54	Western Asset Macro Opportunities Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.68	$10.99	$11.94	$10.34	$11.79

Income (loss) from operations:
Net investment income	0.31	0.28	0.34	0.45	0.32
Net realized and unrealized gain (loss)	(3.36)	0.41	(0.14)	1.38	(1.19)
Total income (loss) from operations	(3.05)	0.69	0.20	1.83	(0.87)

Less distributions from:
Net investment income	(0.28)	—	(0.56)	(0.23)	(0.36)
Net realized gains	—	—	(0.59)	—	(0.22)
Total distributions	(0.28)	—	(1.15)	(0.23)	(0.58)

Net asset value, end of year	$8.35	$11.68	$10.99	$11.94	$10.34
Total return[2]	(26.71)%	6.19%	1.82%	17.93%	(7.80)%

Net assets, end of year (000s)	$8,304	$40,542	$37,935	$55,388	$30,425

Ratios to average net assets:
Gross expenses	1.61%	1.60%	1.62%	1.61%[3]	1.65%
Net expenses[4]	1.61 [5]	1.60 [5]	1.62 [5]	1.61 [3]	1.65 [5]
Net investment income	3.04	2.44	3.10	4.03	2.88

Portfolio turnover rate	67%	70%	138%	165%	113%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% for the year ended October 31, 2018.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.72	$11.01	$11.95	$10.37	$11.80

Income (loss) from operations:
Net investment income	0.33	0.32	0.36	0.49	0.38
Net realized and unrealized gain (loss)	(3.35)	0.40	(0.11)	1.38	(1.20)
Total income (loss) from operations	(3.02)	0.72	0.25	1.87	(0.82)

Less distributions from:
Net investment income	(0.31)	(0.01)	(0.60)	(0.29)	(0.39)
Net realized gains	—	—	(0.59)	—	(0.22)
Total distributions	(0.31)	(0.01)	(1.19)	(0.29)	(0.61)

Net asset value, end of year	$8.39	$11.72	$11.01	$11.95	$10.37
Total return[2]	(26.50)%	6.60%	2.13%	18.26%	(7.45)%

Net assets, end of year (millions)	$365	$1,187	$1,225	$1,275	$1,150

Ratios to average net assets:
Gross expenses	1.31%	1.30%	1.32%	1.30%	1.30%
Net expenses[3]	1.31 [4]	1.30 [4]	1.32 [4]	1.30	1.30
Net investment income	3.32	2.74	3.34	4.39	3.43

Portfolio turnover rate	67%	70%	138%	165%	113%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% for the year ended October 31, 2018.

See Notes to Financial Statements.

56	Western Asset Macro Opportunities Fund 2022 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.76	$11.04	$11.98	$10.39	$11.83

Income (loss) from operations:
Net investment income	0.35	0.32	0.37	0.50	0.39
Net realized and unrealized gain (loss)	(3.37)	0.41	(0.11)	1.39	(1.22)
Total income (loss) from operations	(3.02)	0.73	0.26	1.89	(0.83)

Less distributions from:
Net investment income	(0.32)	(0.01)	(0.61)	(0.30)	(0.39)
Net realized gains	—	—	(0.59)	—	(0.22)
Total distributions	(0.32)	(0.01)	(1.20)	(0.30)	(0.61)

Net asset value, end of year	$8.42	$11.76	$11.04	$11.98	$10.39
Total return[2]	(26.43)%	6.59%	2.30%	18.45%	(7.45)%

Net assets, end of year (millions)	$174	$420	$238	$231	$166

Ratios to average net assets:
Gross expenses	1.24%	1.21%	1.22%	1.21%	1.21%
Net expenses[3]	1.24 [4]	1.21 [4]	1.22 [4]	1.21	1.21
Net investment income	3.47	2.81	3.42	4.46	3.49

Portfolio turnover rate	67%	70%	138%	165%	113%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 113% for the year ended October 31, 2018.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2022 Annual Report	57

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services — Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

58	Western Asset Macro Opportunities Fund 2022 Annual Report

the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Macro Opportunities Fund 2022 Annual Report	59

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$197,995,860	—	$197,995,860
Corporate Bonds & Notes:
Financials	—	38,734,849	$1,613,203	40,348,052
Other Corporate Bonds & Notes	—	134,324,787	—	134,324,787
Collateralized Mortgage Obligations	—	44,036,435	—	44,036,435
Asset-Backed Securities	—	43,628,744	—	43,628,744
U.S. Government & Agency Obligations	—	11,821,969	—	11,821,969
Senior Loans	—	10,182,195	—	10,182,195
Purchased Options:
Exchange-Traded Purchased Options	$5,012,047	—	—	5,012,047
OTC Purchased Options	—	135,822	—	135,822
Convertible Bonds & Notes	—	3,688,537	—	3,688,537
Municipal Bonds	—	2,388,697	—	2,388,697
Non-U.S. Treasury Inflation Protected Securities	—	1,094,300	—	1,094,300
Common Stocks	907,486	—	—	907,486
Warrants	15,460	—	—	15,460
Total Long-Term Investments	5,934,993	488,032,195	1,613,203	495,580,391
Short-Term Investments†	12,836,917	—	—	12,836,917
Total Investments	$18,771,910	$488,032,195	$1,613,203	$508,417,308

60	Western Asset Macro Opportunities Fund 2022 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$28,094,326	—	—	$28,094,326
Forward Foreign Currency Contracts††	—	$5,868,326	—	5,868,326
OTC Interest Rate Swaps	—	488,000	—	488,000
Centrally Cleared Interest Rate Swaps††	—	67,912,344	—	67,912,344
Centrally Cleared Credit Default Swaps on Corporate Issues — Sell Protection††	—	2,967	—	2,967
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	1,012,113	—	1,012,113
Total Other Financial Instruments	$28,094,326	$75,283,750	—	$103,378,076
Total	$46,866,236	$563,315,945	$1,613,203	$611,795,384

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$15,902,855	—	—	$15,902,855
OTC Written Options	—	$2,258,112	—	2,258,112
Futures Contracts††	126,434,037	—	—	126,434,037
Forward Foreign Currency Contracts††	—	2,157,101	—	2,157,101
OTC Interest Rate Swaps	—	1,560,383	—	1,560,383
Centrally Cleared Interest Rate Swaps††	—	46,417,302	—	46,417,302
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	356,736	—	356,736
Total	$142,336,892	$52,749,634	—	$195,086,526

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the

Western Asset Macro Opportunities Fund 2022 Annual Report	61

Notes to financial statements (cont’d)

amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

62	Western Asset Macro Opportunities Fund 2022 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Western Asset Macro Opportunities Fund 2022 Annual Report	63

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2022, the total notional value of all credit default swaps to sell protection was $227,893,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of

64	Western Asset Macro Opportunities Fund 2022 Annual Report

protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Western Asset Macro Opportunities Fund 2022 Annual Report	65

Notes to financial statements (cont’d)

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations

66	Western Asset Macro Opportunities Fund 2022 Annual Report

of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market

Western Asset Macro Opportunities Fund 2022 Annual Report	67

Notes to financial statements (cont’d)

risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

68	Western Asset Macro Opportunities Fund 2022 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2022, the Fund held OTC written options, forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $5,975,596. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2022, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,084,830 which could be used to reduce the required payment.

At October 31, 2022, the Fund held non-cash collateral from Bank of America N.A., Goldman Sachs Group Inc. and JPMorgan Chase & Co. in the amounts of $304,214, $213,603 and $53,542, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments

Western Asset Macro Opportunities Fund 2022 Annual Report	69

Notes to financial statements (cont’d)

sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon the disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2022, there were $554 of capital gains tax liabilities accrued on unrealized gains.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$7,748,925	$(7,748,925)

(a)	Reclassifications are due to a tax net operating loss and a taxable overdistribution.

70	Western Asset Macro Opportunities Fund 2022 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.58%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $8,031, which included an affiliated money market fund waiver of $6,534.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class A
Expires October 31, 2023	—
Expires October 31, 2024	$1,497
Total fee waivers/expense reimbursements subject to recapture	$1,497

For the year ended October 31, 2022, LMPFA did not recapture any fees.

Western Asset Macro Opportunities Fund 2022 Annual Report	71

Notes to financial statements (cont’d)

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.75% (4.25% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $500,000 ($1,000,000 prior to August 15, 2022) in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,100	—
CDSCs	—	$836

All officers and one Director of the Corporation are employees of Franklin Resources or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$149,054,667	$536,597,489
Sales	704,628,104	745,606,221

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$628,039,123	$2,078,899	$(121,700,714)	$(119,621,815)
Written options	(38,712,310)	23,065,997	(2,514,654)	20,551,343
Futures contracts	—	28,094,326	(126,434,037)	(98,339,711)
Forward foreign currency contracts	—	5,868,326	(2,157,101)	3,711,225
Swap contracts	6,158,888	69,415,424	(48,334,421)	21,081,003

72	Western Asset Macro Opportunities Fund 2022 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$5,012,047	$27,858	$107,964	$5,147,869
Futures contracts[3]	27,131,936	962,390	—	28,094,326
Forward foreign currency contracts	—	5,868,326	—	5,868,326
OTC swap contracts[4]	488,000	—	—	488,000
Centrally cleared swap contracts[5]	67,912,344	—	1,015,080	68,927,424
Total	$100,544,327	$6,858,574	$1,123,044	$108,525,945

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$15,450,642	$2,710,325	—	$18,160,967
Futures contracts[3]	120,983,775	5,450,262	—	126,434,037
Forward foreign currency contracts	—	2,157,101	—	2,157,101
OTC swap contracts[4]	1,560,383	—	—	1,560,383
Centrally cleared swap contracts[5]	46,417,302	—	$356,736	46,774,038
Total	$184,412,102	$10,317,688	$356,736	$195,086,526

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Macro Opportunities Fund 2022 Annual Report	73

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(74,777,867)	$(12,660,578)	$(284,944)	$(87,723,389)
Futures contracts	(226,843,175)	(12,564,946)	—	(239,408,121)
Written options	188,863,349	14,494,524	346,412	203,704,285
Swap contracts	146,224,395	—	(705,966)	145,518,429
Forward foreign currency contracts	—	19,092,010	—	19,092,010
Total	$33,466,702	$8,361,010	$(644,498)	$41,183,214

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(7,345,479)	$(694,975)	$(91,789)	$(8,132,243)
Futures contracts	(77,906,414)	(787,567)	—	(78,693,981)
Written options	18,577,450	237,788	—	18,815,238
Swap contracts	(61,371,745)	—	644,539	(60,727,206)
Forward foreign currency contracts	—	7,144,814	—	7,144,814
Total	$(128,046,188)	$5,900,060	$552,750	$(121,593,378)

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended October 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$8,290,427
Written options	24,562,814
Futures contracts (to buy)	8,274,617,531
Futures contracts (to sell)	3,594,008,163
Forward foreign currency contracts (to buy)	332,064,483
Forward foreign currency contracts (to sell)	487,375,277

74	Western Asset Macro Opportunities Fund 2022 Annual Report

Average Notional Balance
Interest rate swap contracts	$3,577,943,602
Credit default swap contracts (buy protection)	7,754,725
Credit default swap contracts (sell protection)	220,938,356

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$488,000	$(374,500)	$113,500	$(304,214)	$(190,714)
BNP Paribas SA	—	(225,489)	(225,489)	170,000	(55,489)
Citibank N.A.	537	—	537	—	537
Goldman Sachs Group Inc.	654,074	(831,194)	(177,120)	(213,603)	(390,723)
JPMorgan Chase & Co.	3,992,692	(2,460,641)	1,532,051	(53,542)	1,478,509
Morgan Stanley & Co. Inc.	1,356,845	(2,083,772)	(726,927)	914,830	187,903
Total	$6,492,148	$(5,975,596)	$516,552	$513,471	$1,030,023

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$75,648	$35,978
Class C	128,160	10,008
Class FI	64,638	39,396
Class I	—	757,665
Class IS	—	73,817
Total	$268,446	$916,864

Western Asset Macro Opportunities Fund 2022 Annual Report	75

Notes to financial statements (cont’d)

For the year ended October 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,680
Class C	76
Class FI	148
Class I	4,411
Class IS	1,716
Total	$8,031

6. Distributions to shareholders by class

	Year Ended October 31, 2022	Year Ended October 31, 2021
Net Investment Income:
Class A	$936,400	$1,886
Class A2†	—	—
Class C	299,485	—
Class FI	963,711	—
Class I	30,630,157	642,392
Class IS	11,170,280	167,283
Total	$44,000,033	$811,561

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Capital shares

At October 31, 2022, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	927,483	$9,740,604	928,026	$10,702,125
Shares issued on reinvestment	63,449	725,224	128	1,502
Shares repurchased	(2,081,807)	(21,464,561)	(1,466,285)	(16,744,962)
Net decrease	(1,090,875)	$(10,998,733)	(538,131)	$(6,041,335)

Class A2†
Shares sold	—	—	4,879	$54,323
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	(60,608)	(696,119)
Net decrease	—	—	(55,729)	$(641,796)

76	Western Asset Macro Opportunities Fund 2022 Annual Report

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares sold	139,320	$1,257,704	214,005	$2,419,812
Shares issued on reinvestment	24,362	274,074	—	—
Shares repurchased	(629,244)	(6,021,893)	(611,596)	(6,912,369)
Net decrease	(465,562)	$(4,490,115)	(397,591)	$(4,492,557)

Class FI
Shares sold	673,672	$6,933,526	581,650	$6,664,978
Shares issued on reinvestment	84,386	963,690	—	—
Shares repurchased	(3,235,347)	(30,985,281)	(560,952)	(6,449,801)
Net increase (decrease)	(2,477,289)	$(23,088,065)	20,698	$215,177

Class I
Shares sold	21,043,460	$210,163,141	40,540,397	$466,576,567
Shares issued on reinvestment	1,848,196	21,143,357	39,381	461,932
Shares repurchased	(80,725,985)	(770,697,797)	(50,581,525)	(578,523,042)
Net decrease	(57,834,329)	$(539,391,299)	(10,001,747)	$(111,484,543)

Class IS
Shares sold	13,185,605	$126,826,787	20,071,129	$229,677,245
Shares issued on reinvestment	720,889	8,268,594	10,191	119,847
Shares repurchased	(29,001,702)	(273,039,779)	(5,920,573)	(68,141,401)
Net increase (decrease)	(15,095,208)	$(137,944,398)	14,160,747	$161,655,691

†

On June 24, 2021, the Fund converted 52,969 Class A2 shares into 52,423 Class A shares, valued at $609,674. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2022. The following transactions were effected in such company for the year ended October 31, 2022.

	Affiliate Value at October 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$7,773,557	$718,074,345	718,074,345	$713,010,985	713,010,985

Western Asset Macro Opportunities Fund 2022 Annual Report	77

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$70,354	—	$12,836,917

9. Redemption facility

The Fund and certain other participating funds within the Corporation, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended October 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$44,000,033	$811,561

As of October 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(265,564,532)
Other book/tax temporary differences(a)	80,427,983
Unrealized appreciation (depreciation)(b)	(172,348,613)
Total distributable earnings (loss) — net	$(357,485,162)

78	Western Asset Macro Opportunities Fund 2022 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes on unrealized gains (losses) on certain futures, options, swaps and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the accrual of interest income on securities in default and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Western Asset Macro Opportunities Fund 2022 Annual Report	79

Notes to financial statements (cont’d)

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At October 31, 2022, the Fund had 3.39% of its net assets invested in securities with significant economic risk or exposure to Russia.

80	Western Asset Macro Opportunities Fund 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Macro Opportunities Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 22, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Macro Opportunities Fund 2022 Annual Report	81

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Corporation and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) with respect to the Fund and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between LMPFA and Western Asset Management Company, LLC (“Western Asset”) with respect to the Fund, (ii) a subadvisory agreement between LMPFA and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (iii) a subadvisory agreement between LMPFA and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iv) a subadvisory agreement between LMPFA and Western Asset Management Company Ltd in Japan with respect to the Fund (“Western Japan,” and together with Western Singapore, and WAML, the “Non-U.S. Subadvisers,” and together with Western Asset, the “Subadvisers,” and together with LMPFA, the “Advisers”) with respect to the Fund at a meeting held on April 19, 2022. At an in-person meeting held on May 12, 2022, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Agreements between LMPFA and the Non-U.S. Subadvisers.

In arriving at their decision to approve the renewal of the Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Directors; reviewed performance and expense information for peer groups of comparable funds selected by Broadridge (the “Performance Universe”) and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral. With respect to the Broadridge materials, the Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe.

82	Western Asset Macro Opportunities Fund

It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; and the capability and integrity of LMPFA’s senior management and staff. The Directors also considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as LMPFA’s and each Subadviser’s risk management processes; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of LMPFA’s and Western Asset’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of LMPFA and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds and to its investment benchmark over the 1-, 3- and 5-year and since inception periods ended December 31, 2021. The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as retail and institutional alternative credit focus funds by Broadridge, showed, among other

Western Asset Macro Opportunities Fund	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

data, that the Fund’s performance for the 3- and 5-year and since inception periods ended December 31, 2021 was above the median and that its performance for the 1-year period ended December 31, 2021 was below the median. The Board noted that the Fund’s performance exceeded that of its benchmark index for the 3-, 5-year and since inception periods ended December 31, 2021 and trailed the performance of its benchmark index for the 1-year period ended December 31, 2021. The Board considered the factors involved in the Fund’s performance relative to the performance of its investment benchmark and Performance Universe.

The Directors also considered the management fee payable by the Fund to LMPFA, total expenses payable by the Fund and the fee that LMPFA pays to the Subadvisers. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors also noted that the Fund does not pay any management fees directly to any of the Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund. The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its peer group, consisting of a group of institutional alternative credit focus funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2023.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee were above the median of the peer group. The Board also noted the size of the Fund.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The

84	Western Asset Macro Opportunities Fund

Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and each Director may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Macro Opportunities Fund	85

Statement regarding liquidity risk management program (unaudited)

Each Franklin Templeton and Legg Mason Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

86	Western Asset Macro Opportunities Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Macro Opportunities Fund	87

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	None

88	Western Asset Macro Opportunities Fund

Independent Directors† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Macro Opportunities Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Director and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

90	Western Asset Macro Opportunities Fund

Interested Director

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Director[3]	51
Other Directorships held by Director during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Director and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 128 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Director[3]	128
Other Directorships held by Director during the past five years	None

Additional Officers

Ted P. Becker

Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Macro Opportunities Fund	91

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

92	Western Asset Macro Opportunities Fund

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset Macro Opportunities Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

94	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2022:

	Pursuant to:		Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$37,369
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$37,369
Qualified Net Interest Income (QII)	§	871(k)(1)(C)	$7,836,945
Section 163(j) Interest Earned	§	163(j)	$55,966,307
Interest Earned from Federal Obligations		Note (1)	$2,912,649

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Macro Opportunities Fund	95

Western Asset

Macro Opportunities Fund

Directors

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC,

Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX016050 12/22 SR22-4554

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2021 and October 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,634 in October 31, 2021 and in $65,634 in October 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2021 and $0 in October 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in October 31, 2021 and $10,000 in October 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2021 and $0 in October 31, 2022, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $343,489 in October 31, 2021 and $350,359 in October 31, 2022.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date: December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date: December 29, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci Principal Financial Officer

Date: December 29, 2022